Exhibit 10.1

                                  BIONOVO, INC.

                             SUBSCRIPTION AGREEMENT


                  SUBSCRIPTION AGREEMENT made as of this ____ day of _________ 2005, between Bionovo, Inc., a Delaware corporation (the "COMPANY"), and the undersigned subscriber (the "SUBSCRIBER"). All terms not defined herein shall have the meaning ascribed to them in the Company's Confidential Private Offering Memorandum dated March 1, 2005 (the "MEMORANDUM").

                  WHEREAS, the Company desires to secure equity financing by issuing up to $10,000,000 in Units at a purchase price of $100,000 per Unit and has engaged Duncan Capital (the "PLACEMENT AGENT") as its exclusive placement agent in connection therewith; and

                  WHEREAS, the Subscriber desires to purchase the number of Units set forth on the signature page hereof.

                  NOW, THEREFORE, in consideration of the promises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.       SUBSCRIPTION   FOR  UNITS;   REPRESENTATIONS   AND  WARRANTIES  BY  THE
         SUBSCRIBER

         1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase the number of Units from the Company set forth on the signature page hereof, and the Company agrees to issue the Common Stock and Warrants comprising the Units to the Subscriber at a purchase price equal to the product of (x) the number of Units subscribed for and (y) $100,000 per Unit. The subscription price is payable by check made payable to the order of "Continental Stock Transfer & Trust Co. AAF BIONOVO INC #11" or by wire transfer of immediately available funds delivered contemporaneously herewith as follows:

                       CST&T AAF BIONOVO INC #11
                       Bank: JP Morgan Chase Bank
                       Account: 530-058626
                       ABA: 021 000021
                       REF: [Subscriber's name]

The Common Stock and Warrants comprising the Units purchased by the Subscriber will be delivered by the Company promptly following the Termination Date (as hereinafter defined).

         1.2 The Subscriber recognizes that the purchase of the Units and the shares of Common Stock and Warrants included therein (collectively, the "SECURITIES") involves a high degree of risk and is suitable only for persons of adequate financial means who have no need for liquidity in this investment in that (i) he may not be able to liquidate his investment in the event of an emergency; (ii) transferability is extremely limited; and (iii) in the event of a disposition, he could sustain a complete loss of his entire investment.

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         1.3      The  Subscriber  acknowledges  that  he  is  (i)  a  qualified investor,  as described  herein,  to qualify for the purchase of the Securities;
(ii) competent to understand and does understand the nature of the investment; and (iii) able to bear the economic risk of this investment.

         1.4 The Subscriber represents that he is an "accredited investor," as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "SECURITIES ACT").

         1.5 The Subscriber acknowledges that he has significant prior investment experience, including investment in non-listed and non-registered securities. The Subscriber has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Subscriber's overall commitment to investments which are not readily marketable is not excessive in view of the Subscriber's net worth and financial circumstances and the purchase of the Securities will not cause such commitment to become excessive. The Subscriber recognizes the highly speculative nature of this investment.

         1.6 The Subscriber: (i) if a natural person, represents that the Subscriber has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Securities, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Securities, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Subscriber is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Subscriber is a party or by which it is bound.

         1.7 The Subscriber hereby represents that the Subscriber and the Subscriber's attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, "ADVISORS") have been furnished by the Company or the Placement Agent during the course of this transaction with the Memorandum and with all information regarding the Company which the Subscriber and his Advisors have requested or desired to know, subject in all cases to

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existing confidentiality obligations and applicable law; and that the Subscriber and his Advisors have been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company and the Placement Agent concerning the terms and conditions of the offering, prior to the execution of this Subscription Agreement and all such questions have been answered to the full satisfaction of the Subscriber and its Advisors, if any.

         1.8 The Subscriber hereby acknowledges that the offering of the Securities has not been filed with or reviewed by the Securities and Exchange
Commission (the "SEC") because of the Company's representations that this is intended to be a nonpublic offering pursuant to Section 4(2) and Rule 506 of Regulation D promulgated under the Securities Act. The Subscriber represents that the Securities are being purchased for his own account, for investment and not for distribution or resale to others except pursuant to the Registration Rights Agreement (defined in SECTION 4.3 below). The Subscriber agrees that he will not sell, transfer or otherwise dispose of any of the Securities unless they are registered under the Securities Act or unless an exemption from such registration is available.

         1.9 The Subscriber understands that the Securities have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act which depends, in part, upon his investment intention. In this connection, the Subscriber understands that it is the position of the SEC that the statutory basis for such exemption would not be present if his representation merely meant that his present intention was to hold the Securities for a short period, for a deferred sale, for a market rise, assuming that a market develops and is maintained, or for any other fixed period. The Subscriber realizes that, in the view of the SEC, a purchase now with an intent to resell would represent a purchase with an intent inconsistent with his representation to the Company, and the SEC might regard such a sale, transfer or disposition as a deferred sale to which the exemption is not available.

         1.10 The Subscriber consents that the Company may, if it desires, permit the transfer of the shares of Common Stock or Warrants by the Subscriber out of his name only when his request for transfer (except for transfers pursuant to the Registration Rights Agreement) is accompanied by an opinion of counsel reasonably satisfactory to the Company that the proposed sale, transfer or disposition does not result in a violation of the Securities Act or any applicable state "blue sky" laws (collectively, "SECURITIES LAWS"). The
Subscriber agrees to hold the Company, the Placement Agent and any of their respective directors, executive officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any sale, transfer or disposition of the Securities by the undersigned Subscriber in violation of any Securities Laws or any misrepresentation herein.

         1.11 The Subscriber consents to the placement of a legend on the certificates evidencing the shares of Common Stock and the instruments evidencing the Warrants stating that they have not been registered under the Securities Act and setting forth or referring to the restrictions on the sale, transfer or disposition thereof. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the sale, transfer or disposition of the shares of Common Stock and the Warrants.

         1.12 The Subscriber acknowledges and agrees that the Company is relying on the Subscriber's representations contained in this Agreement in determining whether to accept this

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subscription. The Subscriber hereby gives the Company authority to call his bank or place of employment or otherwise review the financial standing of the Subscriber and it is further agreed that the Company reserves the unrestricted right to reject or limit any subscription and to close the offer at any time.

         1.13 The Subscriber represents and warrants that all representations made by the Subscriber hereunder are true and correct in all material respects as of the date of execution hereof, and the Subscriber covenants that until the closing on the Securities subscribed for he shall inform the Company and the Placement Agent immediately of any changes in any of the representations provided by the Subscriber hereunder.

         1.14 The Subscriber is unaware of, is in no way relying on, and did not become aware of the offering of the Securities through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or over the Internet, in connection with the offering and sale of the Securities and is not subscribing for Units and did not become aware of the offering of the Units through or as a result of any seminar or meeting to which the Subscriber was invited by, or any solicitation of a subscription by, a person not previously known to the Subscriber in connection with investments in securities generally.

         1.15 The Subscriber has taken no action which would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than commissions to be paid by the Company to the Placement Agent or as otherwise described in the Memorandum).

         1.16 The Subscriber has adequate means of providing for such Subscriber's current financial needs and foreseeable contingencies and has no need for liquidity of the investment in the Securities for an indefinite period of time.

         1.17 The Subscriber is aware that an investment in the Common Stock and Warrants involves a number of very significant risks and has carefully read and considered the matters set forth in the Memorandum and in particular the matters under the caption "Risk Factors" therein.

         1.18 The Subscriber acknowledges that any estimates or forward-looking statements included in the Memorandum were prepared by the Company in good faith, but that the attainment of any such estimates or forward-looking statements cannot be guaranteed by the Company and should not be relied upon.

         1.19 No oral or written representations have been made, or oral or written information furnished, to the Subscriber or its Advisors, if any, in connection with the offering of the Units which are in any way inconsistent with the information contained in the Memorandum.

         1.20 Within five (5) days after receipt of a request from the Company or the Placement Agent, the Subscriber shall provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company or the Placement Agent are subject.

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

         1.21 The Subscriber's substantive relationship with the Placement Agent or, subagents through which the Subscriber is subscribing for Units predates the Placement Agent's or such subagents' contact with the Subscriber regarding an investment in the Common Stock and Warrants.

         1.22 (For ERISA plans only) The fiduciary of the ERISA plan (the "PLAN") represents that such fiduciary has been informed of and understands the Company's investment objectives, policies and strategies, and that the decision to invest "plan assets" (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Subscriber or Plan fiduciary (a) is responsible for the decision to invest in the Company; (b) is independent of the Company and any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Subscriber or Plan fiduciary has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

II.      REPRESENTATIONS AND WARRANTIES BY THE COMPANY

         The Company represents and warrants to the Subscriber as follows:

         2.1 The Company is a corporation duly organized, existing and in good standing under the laws of the state of its incorporation and has the corporate power to conduct its business.

         2.2 The execution, delivery and performance of this Agreement by the Company has been duly approved by the Board of Directors of the Company.

         2.3 The shares of Common Stock have been duly and validly authorized and, when issued in accordance with the terms hereof, will be duly and validly issued, fully paid and non-assessable. The Company has duly and validly reserved, out of its authorized and unissued Common Stock, for issuance upon exercise of the Warrants a number of shares sufficient for such purposes.

III.     TERMS OF OFFERING

         3.1 The subscription period will begin as of March 1, 2005 and will terminate upon the occurrence of the earlier of (a) the 60th day thereafter, unless extended by the Company and the Placement Agent for a period of up to an additional 30 days, or (b) the Company's acceptance of subscriptions for 100 Units offered and the receipt of payment therefor (the "TERMINATION DATE").

         3.2 The Subscriber hereby agrees to purchase the number of Units from the Company set forth upon the signature page hereof payable to the escrow agent, Signature Bank, by check in the amount thereof made payable to "Continental Stock Transfer & Trust Co. AAF BIONOVO INC #11" or by wire transfer of immediately available funds as set forth in SECTION 1.1. If (i) Subscriber's subscription is rejected in whole, (ii) the Offering is terminated or the Minimum Amount is not subscribed for and accepted, or (iii) the Subscriber shall withdraw the within subscription in accordance with SECTION 3.4, all funds received from the Subscriber will be returned without interest, penalty, expense or deduction, and this Subscription Agreement shall thereafter be of no further force or effect. If Subscriber's subscription is rejected in part,

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the funds for the rejected portion of such subscription will be returned without interest, penalty, expense or deduction and this Subscription Agreement will continue in full force and effect to the extent such subscription was accepted.

         3.3 The Company has retained the Placement Agent to coordinate the offering as the Company's exclusive placement agent and financial advisor. See the Memorandum for a description of the compensation payable to the Placement Agent and other terms of the Offering.

         3.4 The Company will deliver to the Subscriber a Memorandum Supplement as contemplated by the Memorandum. This Agreement and the within subscription may not be revoked or cancelled after receipt by the Company; PROVIDED Subscriber shall have three (3) days following receipt of the Memorandum Supplement to withdraw this Subscription Agreement and the within subscription without penalty.

IV.      CONDITIONS TO ACCEPTANCE OF SUBSCRIPTION

         The Company's right to accept the subscription of the Subscriber is conditioned upon satisfaction of the following conditions precedent on or before the date the Company accepts such subscription (the "CLOSING DATE") (any or all of which may be waived by the Subscriber in his sole discretion):

         4.1 On the Closing Date, no legal action, suit or proceeding shall be pending which seeks to restrain or prohibit the transactions contemplated by this Agreement.

         4.2      The  closing  of  the  Reverse   Merger  (as  defined  in  the
Memorandum) shall occur concurrently with the acceptance of this subscription.

         4.3 The publicly-traded company which is to acquire by merger the business of the Company shall have executed and delivered a counterpart signature page to the Registration Rights Agreement executed by Subscriber in connection with the within subscription ("REGISTRATION RIGHTS AGREEMENT").

         4.4 The representations and warranties of the Company contained in this Agreement shall have been true and correct on the date of this Agreement and shall be true and correct on the Closing Date as if made on the Closing Date.

V.       NOTICES TO SUBSCRIBERS

         5.1 THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

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         5.2      THE COMMON STOCK AND WARRANTS ARE SUBJECT TO  RESTRICTIONS  ON
TRANSFERABILITY  AND  RESALE  AND MAY NOT BE  TRANSFERRED  OR  RESOLD  EXCEPT AS
PERMITTED UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. SUBSCRIBERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

VI.      MISCELLANEOUS

         6.1 All notices that are required or may be given pursuant to this Agreement must be in writing and delivered personally, by a recognized courier service, by a recognized overnight delivery service, or by registered or certified mail, postage prepaid, to the parties at the following addresses (or to the attention of such other person or such other address as any party may provide to the other parties by notice in accordance with this section): to the Company, Bionovo, Inc. 2200 Powell Street, Suite 675, Emeryville, CA 94608,
Attention: Isaac Cohen, telephone number (510) 601-2000; and to the Subscriber at his address indicated on the last page of this Agreement. Any such notice or other communication will be deemed to have been given and received (whether actually received or not) on the day it is personally delivered or delivered by courier or overnight delivery service or, if mailed, when actually received.

         6.2 This Agreement shall not be changed, modified, or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

         6.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

         6.4 This Agreement and its validity, construction and performance shall be governed in all respects by the laws of the State of California, without reference to its rules and principles governing conflicts of laws.

         6.5 This Agreement may be executed in counterparts. Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of the Units as herein provided.

                               [Signatures follow]

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                            SUBSCRIBER SIGNATURE PAGE

         IN WITNESS WHEREOF, the Subscriber has executed this Subscription Agreement as of the day and year first written above.

         Number of Units:
                                            ---------------------------

         Total Purchase Price
         ($100,000 x number of Units):
                                            ---------------------------

IF A LEGAL ENTITY:

Entity Name:                                         Tax ID No:
            ---------------------------------                  -----------------
By (signature):
               -----------------------------
Name (print):
             -------------------------------
Title:
      --------------------------------------

IF AN INDIVIDUAL:

                                    Social Security No:
----------------------------------                     -------------------------
Subscriber's Signature

---------------------------------
Printed Name of Subscriber

                                    Social Security No:
----------------------------------                     -------------------------
Co-Subscriber's Signature, if any

---------------------------------
Printed Name of Co-Subscriber

If more than one individual is purchasing, please check the applicable box:

    [ ]  Joint tenants, with right of survivorship
    [ ]  Tenants by the entirety
    [ ]  Tenants in common

MAILING ADDRESS OF SUBSCRIBER(S) (PLEASE PRINT OR TYPE):

Street Address:
                       --------------------------------
City, State, Zip Code:
                       --------------------------------
Telephone Number:
                       --------------------------------
Facsimile Number:
                       --------------------------------

         IN WITNESS WHEREOF, the Company has accepted and executed this Subscription Agreement of _______________________ effective as of the day and year first written above with respect to ______________ Units.


                                  BIONOVO, INC.



                                  By:_______________________________________
                                     Name:
                                     Title:


                                  Date of Execution: ______________, 2005